December 2024 Corporate Presentation Advancing T Cell Engagers for Solid Tumors Exhibit 99.1

Important Notice and Disclaimers Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and is subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “plan”, “predict”, “expect”, “estimate”, “anticipate”, “intend”, “goal”, “strategy”, “believe”, “could”, “would”, “potential”, “project”, “continue” and similar expressions and variations thereof. Forward-looking statements may include statements regarding the Company’s business strategy, cash flows and funding status, potential growth opportunities, clinical development activities, the timing and results of preclinical research, clinical trials and potential regulatory approval and commercialization of product candidates. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements. Any forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in documents the Company has filed with the SEC. Any forward-looking statements speak only as of the date of this presentation and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. This presentation discusses product candidates that are under preclinical and clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. While the Company believes its internal research is reliable, such research has not been verified by any independent source. All the scientific, preclinical and clinical data presented within this presentation are – by definition prior to completion of the clinical trial and a clinical study report – preliminary in nature and subject to further quality checks including customary source data verification. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Forward Looking Statement Executive Summary Context Therapeutics Inc. - December 20242

Building a T cell Engager Pipeline Executive Summary Context Therapeutics Inc. - December 20243 TCEs are Gaining Momentum Recent TCE clinical data demonstrates promising efficacy and safety in solid tumors • Clinical activity across a broad range of targets, including Claudin 18.2, DLL3, gp100, PSMA, and STEAP1 • Responses in “cold” tumors, including neuroendocrine, pancreatic, prostate, and small cell lung cancer • Promising safety with low rate of Grade ≥ 3 cytokine release syndrome (CRS) Potentially Best-in-Class Assets CTIM-76: Claudin 6 (CLDN6) x CD3 bispecific antibody • CLDN6 is overexpressed in ovarian, endometrial, lung, and other solid tumors • CTIM-76 was designed to bind selectively to CLDN6 over similar claudin family members, including CLDN3/4/9 CT-95: Mesothelin (MSLN) x CD3 bispecific antibody • MSLN is overexpressed in ovarian, pancreatic, lung, and other solid tumors • CT-95 was designed to bind selectively to membrane-bound MSLN to enhance drug exposure and activity CT-202: Nectin-4 x CD3 bispecific antibody • Nectin-4 is overexpressed in bladder, breast, lung, and other solid tumors • CT-202 was designed to be conditionally activity within the tumor microenvironment Well Capitalized Strong financial position with high quality investor base • $100M PIPE financing in May 2024 • Anticipated cash runway into 2027

Executive Summary Pipeline Context Therapeutics Inc. - December 20244 PROGRAM TARGET ADDRESSABLE MARKET (U.S. ONLY) DISCOVERY DEVELOPMENT PHASE 1 PHASE 2 RECENT & ANTICIPATED MILESTONES CTIM-76 Claudin 6 (CLDN6) > 50,000 patients First patient dose expected 1Q 2025 Initial data 1H 2026 CT-95 Mesothelin (MSLN) > 100,000 patients First patient dose expected 1Q 2025 Initial data Mid 2026 CT-202 Nectin-4 > 125,000 patients Asset acquisition September 2024 IND filing Mid 2026 CTIM-76: CLDN6 x CD3 CT-95: MSLN x CD3 Product differentiation: highly selective for CLDN6 over CLDN3/4/9 Safety: potent CD3 induction without broad cytokine activation Cancer Indications: ovarian, endometrial, lung, testicular α-CLDN6 Fab α-CD3 scFv α-MSLN Fab α-CD3 scFv CT-202: Nectin-4 x CD3 Product differentiation: avidity optimized to avoid mesothelin (MSLN) fragments Safety: sterically hindered CD3 to avoid T cell crosslinking Cancer indications: lung, pancreatic, ovarian, mesothelioma α-Nectin-4 Fab α-CD3 scFv Product differentiation: conditionally activate in the tumor microenvironment Safety: sterically hindered CD3 to avoid T cell crosslinking Cancer indications: bladder, colon, breast

Pipeline Expansion with CT-95 and CT-202 Acquisitions Executive Summary Context Therapeutics Inc. - December 20245 Portfolio Alignment • Bispecific T cell engagers • Enriched in solid tumors • Target validation by antibody-drug conjugate (ADC) • High affinity CD3 to maximize efficacy High-quality Assets • Potentially first-in-class and best-in-class • Promising efficacy and safety in preclinical models • Incorporate the latest technologies, including logic gating, to boost efficacy and limit toxicity Rapid Path to Clinical Proof of Concept • CT-95 on track for first patient enrolled in Q1 2025 • CT-202 IND filing anticipated Mid 2026 Disciplined M&A • CT-95 and CT-202 acquisitions expand pipeline with moderate investment • $14.75M in upfront cash • $4M in projected milestone payments through 2027

T Cell Engager Strategy Context Therapeut ics Inc . - December 20246

T Cell Engaging (TCE) Bispecific Antibodies TCEs are engineered to activate an immune response against cancer cells T Cell Engager Strategy Context Therapeutics Inc. - December 20247 Mechanism of Action • T cell engagers (TCEs) are antibodies engineered to redirect the immune system’s T cells to recognize and kill cancer cells • TCE bind to a target antigen expressed on a cancer cell and to an immune activator on T cells, such as CD3 • This mechanism allows for the direct activation of T cells and their anti-tumor features, ultimately resulting in the killing of cancer cells TCE Bispecific Antibody T Cell Cancer Cell Target Antigen CD3 Cancer Cell Killing

Promising TCE Data in Solid Tumors Tumor shrinkage with low rate of Grade ≥ 3 cytokine release syndrome (CRS) Asset Tarlatamab (AMG757) HPN328 IBI389 JANX007 Xaluritamig (AMG509) Target x Effector DLL3 x CD3 DLL3 x CD3 CLDN18.2 x CD3 PSMA x CD3 STEAP1 x CD3 Cancer Indication Small Cell Lung Small Cell Lung Pancreatic Prostate Prostate Normal tissue expression Brain Brain Gastrointestinal (GI) Brain, endocrine, GI, pancreas, prostate, skin, marrow Brain, respiratory, prostate, smooth muscle Patients (n) 100 19 27 18 6 21 Efficacy ORR: 40% mPFS: 4.9 months ORR: 32% ORR: 38% PSA50: 56% PSA90: 6% PSA50: 83% PSA90: 17% ORR: 28% Grade 3 or 4 CRS 1% 3% 0% 0% 0% 2% Reference Ahn 2023 ESMO 2023 ASCO 2024 12 Feb 2024 data cutoff 12 Feb 2024 data cutoff ESMO 2024 T Cell Engager Strategy Context Therapeutics Inc. - December 20248 Information provided in the table above as of September 19, 2024. Information provided is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

T Cell Engager Strategy Realizing the Full Potential of T Cell Engagers (TCE) Context Therapeutics Inc. - December 20249 $680M ACQUISITION Confirmed response rate of 35% (11/31) across all tumor types (SCLC and other neuroendocrine tumors), including three complete responses Generally well tolerated with no dose limiting toxicities at target doses HPN328 (DLL3) +$1.6B APPRECIATION 83% (5/6) of JANX007 patients achieved PSA50 declines with first step dose ≥ 0.2mg and 56% (10/18) patients achieved PSA50 declines with the first dose ≥ 0.1mg Early JANX008 data presented one confirmed PR and no CRS greater than Grade 1 in any cohort JANX007 / JANX008 (PSMA / EGFR) $1B+ PEAK SALES OPPORTUNITY At 10mg, mPFS was 4.9 months with mOS of 14.3 months across 100 patients with small cell lung cancer (SCLC) Granted Accelerated FDA Approval in May 2024 Tarlatamab / IMDELLTRATM (DLL3) Information provided is for illustrative purposes and is not indicative of future performance.

Context’s ApproachHistorical TCE Challenges Context’s Approach to TCEs T Cell Engager Strategy Context Therapeutics Inc. - December 202410 Poor antigen selection Cytokine release syndrome Weak clinical activity Poor durability Targets validated by ADC Premedication + step-dosing High affinity CD3 binding Combination with ADC or Checkpoint ✘ ✘ ✘ ✘

T Cell Engager Strategy ADC + TCE Combination Trials are Gaining Momentum Context Therapeutics Inc. - December 202411 August 20241 September 20242 October 20243 DLL3 TCE + B7-H3 ADC TCR Vβ TCE + TROP2 ADC DLL3 TCE + B7-H3 ADC 1 Daiichi Sankyo Press Release 6 Aug 2024; 2 Marengo Therapeutics Press Release 13 Sept 2024; 3 Medilink Therapeutics Press Release 8 Oct 2024. Information provided is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

CTIM-76 CLDN6 x CD3 bispecific antibody Context Therapeut ics Inc . - December 202412

CLDN6 Therapies Have the Potential to Reach a Large Patient Population >50,000 patients per year in the United States in Relapse/Refractory (R/R) Setting CTIM-76 Program 13 Context Therapeutics Inc. - December 2024 Initial indications of interest based on: • CLDN6 prevalence • Patient population size • Observed clinical responses • Potential accelerated pathway Selected Cancer indications Incidence (US Only) R/R Incidence CLDN6 Positive CLDN6 Med/High Patient Population Based on R/R Incidence Endometrial 65,900 14,000 51%1 22%1 7,140 Ovarian 19,900 12,800 44%1 25%1 5,632 Testicular 9,910 400 94%1 90%1 376 Non-Small Cell Lung 201,229 110,653 26%1 6%1 28,769 Colon 152,810 53,010 40%2 0%2 21,204 Breast 290,600 43,800 40%2 0%2 9,417 Sarcoma 17,100 12,390 20%2 10%2 2,478 Gastric 26,380 11,090 9%1 7%1 998 1 Context internal data; 2 Mackensen, Nature Medicine, 2023. Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; CLDN6 target prevalence is based on IHC or RNAseq from published reports. Patient population derived from midpoint of CLDN6 positive population multiplied by R/R incident population.

CLDN6 Target Validation via ADC and CAR-T CTIM-76 is designed to potentially address limitations of TORL-1-23 (ADC) and BNT211 (CAR-T) CTIM-76 Program Context Therapeutics Inc. - December 202414 CTIM-76 Addresses Limitations of ADC and CAR-THigh Response Rates with CLDN6 ADC and CAR-T CTIM-76 BNT2111 TORL-1-232,3 High Potency Low Expression Cutoff Scalable manufacturing IHC Cutoff = 50% 2+/3+ staining IHC Cutoff = >30% 1+ staining Basket1 51% ORR (n=17/33) Ovarian Cancer2 45% ORR (n=9/20) Testicular Cancer1 41% ORR (n=5/12) Ovarian Cancer1 58% ORR (n=7/12) CTIM-76 is ~50-100x more potent than TORL-1-23 CTIM-76 targets low / med / high CLDN6 expressing cells Basket2 33% ORR (n=15/45) Lung Cancer1 1 partial response 1 Haanen, ESMO 2024; 2 Konecny, ESMO 2024; 3 Context SITC 2023. Information provided is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

CLDN6 is an Oncofetal Protein Oncofetal proteins are considered favorable candidates for immunotherapy • Normally present at higher levels during embryonic development • Turned off or have low levels of expression in adult tissues • Increased expression across many solid tumors CTIM-76 Program Context Therapeutics Inc. - December 202415 Oncofetal Characteristics of CLDN6 Huan, Mol Med Reports, 2021

Developing a Highly Selective CLDN6 Antibody is Challenging CTIM-76 Program Context Therapeutics Inc. - December 202416 • CLDN6 antigen is conformationally dependent, which limits access to antibody-antigen binding • Antigen binding region is highly conserved with CLDN3, CLDN4, and CLDN9, making CLDN6- selective binding a challenge1 • CLDN6 selectivity is required to avoid off-target liabilities identified in murine knockout and knockdown studies with CLDN3 (intestine)2, CLDN4 (liver, pancreas)3, and CLDN9 (liver, ear)4 1 Screnci, Cancer Res, 2022; 2 Tanaka, J Hepatol, 2018; 3 Cordat, Physiology, 2019; Li, FEBS Open Bio, 2020; 4 Nakano, PLoS Genet, 2009 Human CLDN Family Tree

CTIM-76: Claudin 6 x CD3 T cell Engaging (TCE) Bispecific Antibody Optimized structure for CLDN6 selectivity, potency, and manufacturability • Highly selective CLDN6 binding fragment antibody-binding (Fab) arm • Immunostimulatory CD3 binding single-chain fragment variable (scFv) domain is functionally monovalent to avoid aberrant T cell activation • Silenced Fc domain to avoid off target immune cell activation Potentially wide therapeutic window • T cell dependent cellular cytotoxicity with no or minimal activation of circulating cytokines • Humanized CLDN6 and CD3 binding domains Ease of manufacturing • IgG1 backbone is highly stable and enables high yield CTIM-76 Program Context Therapeutics Inc. - December 202417 α-CLDN6 Fab α-CD3 scFv IgG1 backbone Silenced Fc

CTIM-76 Program CTIM-76 is a Highly Selective and Potent CLDN6 x CD3 Bispecific Antibody Context Therapeutics Inc. - December 202418 Selectivity Potency In Vivo Efficacy • CTIM-76 CLDN6 EC50 of 3.41 nM (binding) • CTIM-76 preferentially binds to CLDN6 over CLDN3/4/9 • CLDN3/4/6/9 were transiently transfected in HEK-293F cells >10,000x • Potency assay provides a better assessment for a TCE bispecific than binding assays for off-target liabilities associated with CLDN3, CLDN4, or CLDN9 • CTIM-76 CLDN6 EC50 of 0.0004 nM (cytotoxicity) • CTIM-76 preferentially targets CLDN6, with minimal binding and cytotoxicity against CLDN9-expressing cells >500x 0 150 300 450 600 0 7 14 21 Tu m or V ol um e (m m 3) Day Vehicle 0.01mg/kg 0.1mg/kg 1.0mg/kg Tumor Regression • CTIM-76 effectively engaged systemically administered human PBMC cells to promote significant tumor regression and complete responses in OVCAR3 (~96,000 CLDN6 copies per cell) ovarian xenograft models in mice • CTIM-76 was well tolerated in OVCAR3 xenograft study • NSG-b2m knockout mice (n=14/arm) engrafted with human PBMCs and bearing advanced subcutaneous OVCAR3 tumor xenografts were treated twice per week

CTIM-76 Phase 1a/b Study An open-label, multi-center, dose escalation / expansion, safety, and PK study (NCT06515613) • Target population ̶ Platinum resistant ovarian cancer ̶ Endometrial and testicular cancer relapsed to standard of care • Biomarker stratification ̶ CLDN6+ positive (10% ≥ 1+) ovarian and endometrial ̶ Due to high CLDN6 prevalence, testicular cancer does not require prospective screening • Trial objectives ̶ Assess safety and tolerability at increasing dose levels ̶ Pharmacokinetic and pharmacodynamic data ̶ Evaluate preliminary anti-tumor activity • Dosing and Administration ̶ Weekly IV infusion starting at 22.5 µg, corresponding to MABEL dose ̶ Premedication (steroid + NSAID) and step dosing to manage cytokine release syndrome (CRS) CTIM-76 Program 19 Dose Escalation: Single patient (Cohorts 1 and 2) Dose Escalation: 3 + 3 design (3-6 patients per cohort) MTD or RP2D Cancer type to be selected based upon Dose Escalation data; Two doses to be evaluated ≥ Grade 2 AE Part 2 – Dose Expansion (~30 patients) Part 1 – Dose Escalation (~40 patients) Context Therapeutics Inc. - December 2024 MABEL = minimum anticipated biological effect level; MTD = maximum tolerated dose; RP2D = recommended Phase 2 dose

CTIM-76 Competitive Landscape CLDN6 x CD3 T Cell Engaging Bispecifics Active Discontinued CTIM-76 XmAb541 ARC101 SAIL66 NBL-028 AMG794 Company Context Xencor Third Arc Bio Chugai NovaRock Amgen Stage Ph 1 Ph 1 Ph 1 Ph 1 Ph 1 (China) Ph 1 (Discontinued July 2024)1 Bispecific Format 1 + 1 2 + 1 n.d. Dual Specific Fab 1 + 1 HLE Bite CLDN6 Selectivity High1 Moderate / High2 n.d. Moderate3 Moderate4 High5 Preclinical Tolerability Well tolerated Well tolerated n.d. Poor tolerability n.d. Poor tolerability Avidity Enhanced No Yes n.d. No No No Target:CD3 Affinity 1 7 n.d. ~1,000 n.a. (targets CD137) 10 Half-life 1 week 2 weeks n.d. 3 weeks 2 weeks < 1 week CTIM-76 Program 20 Clinical trials.gov accessed on Sept 9, 2024 1 Rucker, SITC 2023 2 Faber, AACR 2021; Patent US11739144; 4 Kamikawa, SITC 2023; Patent WO2021006328 5 Tong, AACR 2022; 5 Patent WO2022096700. N.D.= not disclosed. Information provided in the table above is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.Context Therapeutics Inc. - December 2024

CT-95 MSLN x CD3 bispecific antibody Context Therapeut ics Inc . - December 202421

MSLN Therapies Have the Potential to Reach a Large Patient Population >100,000 patients per year in the United States in Relapse/Refractory (R/R) Setting CT-95 Program 22 Context Therapeutics Inc. - December 2024 Selected Cancer indications Incidence (US Only) R/R Incidence MSLN Positive MSLN Med/High Patient Population Based on R/R Incidence Non-Small Cell Lung 201,229 110,653 55% 36% 60,859 Pancreatic 66,440 51,750 80% 61% 41,400 Ovarian 19,900 12,800 90% 80% 11,520 Mesothelioma 3,000 2,500 70% 60% 1,750 Colon 152,810 53,010 41% 17% 21,734 Esophageal 22,370 16,130 41% 26% 6,613 Endometrial 65,900 14,000 45% 23% 6,300 Gastric 26,380 11,090 49% 23% 5,434 Breast (TNBC) 62,054 15,500 30% 18% 4,650 Cervical 13,820 4,360 42% 21% 1,831 Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; MSLN target prevalence is based on Simon et al, Biomedicines, 2021. Patient population derived from MSLN positive population multiplied by R/R incident population. Initial indications of interest based on: • MSLN prevalence • Patient population size • Potential accelerated pathway

Mesothelin (MSLN) Target Validation via ADC and CAR-T CT-95 has the potential to be used after RC88 and HBM-9033, or in combination CT-95 Program 23 Context Therapeutics Inc. - December 2024 CT-95 Use CaseRecent Investor and Strategic Interest in MSLN December 2023 Pfizer licensed ex-Asia rights to HBM-9033 for $53 million upfront and up to $1.05 billion in milestone payments June 2024 Phase 1 data for RC881: • 45% ORR in platinum-resistant ovarian cancer • 33% ORR in cervical cancer • 31% ORR in non-small cell lung cancer August 2024 $144 million Series B financing led by RA Capital to fund OPB-101 lead MSLN CAR-T Target validation via RC88 (ADC) in MSLN-high population ADC treatment debulks tumor, resulting in clonal selection for low/medium MSLN cells TCE is ~50-100x more potent than ADC, making it ideally suited to treat low/medium expressors Potential to be used as a monotherapy or in combination with MSLN ADC or FRα ADC TCE and ADC have non-overlapping mechanisms of action, safety, and resistance mechanisms 1 Remegen Biosciences, Press Release, 3 June 2024. Information provided is for illustrative purposes and is not indicative of future performance.

MSLN Target Biology Shed mesothelin (sMSLN) in tumor microenvironment requires a creative solution to overcome CT-95 Program Context Therapeutics Inc. - December 202424 • MSLN is bound to tumor cells via a GPI-anchor • Like many GPI-anchored proteins, MSLN can be cut into smaller fragments1,2 • The MSLN gene encodes a precursor that is cleaved into two products: a soluble N-terminal protein called megakaryocyte potentiating factor (MPF), and a membrane- bound fragment called full length mesothelin (FL-MSLN) • sMSLN serves as a competitive sink, preventing antibodies from binding to the tumor, which can lead to suboptimal drug exposure and efficacy Overcoming Fragmented MSLN in the Tumor Microenvironment 1 Zhang, Transl Oncol, 2022; 2 Liu, Commun Biol, 2020; GPI = Glycosylphosphatidylinositol Precursor MSLN Protein FL-MSLNMPF Tumor Cell Cleavage GPI GPI GPI sMSLN fragments

CT-95: MSLN x CD3 T cell Engaging (TCE) Bispecific Antibody Novel design to overcome mesothelin (MSLN) sink • Binds to membrane-proximal MSLN epitope • Cooperative binding results in high affinity binding of CT-95 to tumor Potentially wide therapeutic window • No crosslinking by shed MSLN, mitigating off-tumor T cell activation • Cooperative binding of MSLN on tumor surface crosslinks CD3, activating T cells Ease of manufacturing • IgG1 backbone is highly stable and enables high yield • Drug product ready for Phase 1 trial CT-95 Program Context Therapeutics Inc. - December 202425 α-MSLN Fab α-CD3 scFv IgG1 backbone Silenced Fc

Two-Pronged Approach to Overcoming Soluble MSLN Sink Challenge CT-95 Program 26 Binds MSLN Epitope Close to Cell Surface Activates T cells Through Cooperative Binding + CD3 Potent T cell activationNo T cell activation No crosslinking with shed MSLN MSLN on tumor crosslinks CD3Far From cell surface Close To cell surface Amatuximab MORAb-009 mAb Anetumab BAY 94-9343 ADC CT-95 Binds membrane- proximal epitope T cell Tumor Context Therapeutics Inc. - December 2024

Low MSLN Expression 4k copies per cell Medium MSLN Expression 27k copies per cell CT-95 Intended to Overcome MSLN Sink HPN-536 (Harpoon Therapeutics) binds to MSLN fragments in a dose proportional manner, limiting therapeutic exposure CT-95 Program Context Therapeutics Inc. - December 202427 CT-95 +10nM MSLN +30nM MSLN CT-95 +10nM MSLN +30nM MSLN HPN-536 +10nM MSLN +30nM MSLN HPN-536 +10nM MSLN +30nM MSLN HPN-536 clones are not derived from the original manufacturer and were produced for this research study based on the published sequence of their antibody variable chains; thus, the clones used in this study are biosimilars and may not be identical to the antibodies formulated for clinical development.

CT-95 is Highly Active and Well Tolerated Across In Vivo Models Complete tumor regressions in mice at doses ≤ 0.05 mg/kg CT-95 Program Context Therapeutics Inc. - December 202428 Primary Lesion Model Metastatic Lesion Model OVCAR3 pre-passaged in mice to generate aggressive, metastatic tumor model Ovarian cancer line OVCAR3 flank implantation tumor model Vehicle Control CT-95 0.05 mg/kg Day 1 Day 70 Day 2 Day 16 Day 37 Vehicle Control CT-95 0.05 mg/kg CT-95 0.1 mg/kg CT-95 0.5 mg/kg

CT-95 Phase 1 Study An open-label, multi-center, dose escalation / expansion, safety, and PK study • Target population ̶ Platinum resistant ovarian cancer ̶ Mesothelioma, pancreatic, and lung cancer • Biomarker stratification ̶ Due to high MSLN prevalence, ovarian cancer does not require prospective screening ̶ All other indications require prospective MSLN screening via IHC • Trial objectives ̶ Assess safety and tolerability at increasing dose levels ̶ Pharmacokinetic and pharmacodynamic data ̶ Evaluate preliminary anti-tumor activity • Dosing and Administration ̶ Weekly IV infusion starting at 0.05 µg/kg, corresponding to MABEL dose ̶ Premedication (steroid + NSAID) and step dosing to manage cytokine release syndrome (CRS) CT-95 Program 29 Dose Escalation: Single patient (Cohorts 1 and 2) Dose Escalation: Bayesian Optimal Interval (BOIN) MTD or RP2D Design to be defined based upon Dose Escalation data ≥ Grade 2 AE Part 2 – Dose Expansion Dose Escalation (~30 patients) Context Therapeutics Inc. - December 2024

CT-95 Program CT-95 Competitive Landscape 30 Active Discontinued CT-95 JNJ-79032421 ZW171 NAV-003 HPN-536 ABBV-428 NM28-2746 Company Context JNJ Zymeworks3,4 Navrogen5 Harpoon AbbVie Numab6 Format 2 + 2 1 + 1 2 + 1 2 + 2 TriTAC 2 + 2 Trispecific PK Enhancement Fc Fc Fc Fc Albumin Fc Albumin Avoids MSLN sink ✘ ✘ ✘ High potency TCE ✘ ✘ ✘ Consistent half life ✘ ✘ Program Status Phase 1 Start Q1 2025 Phase 1 Opened Feb 2024 Phase 1 FPI Oct. 2024 Preclinical Development Candidate Phase 1 Phase 1 Phase 1 (China) 1st generation MSLN T cell engagers (TCE) were discontinued due to poor efficacy – HPN-536: poor drug exposure due to binding to shed MSLN and albumin1 – ABBV-428: 0% overall response rate at highest dose tested (3.6 mg/kg)2 1 Harpoon Therapeutics Corporate Presentation, 4 June 2021; 2 Fong, J Immunother Cancer, 2021; 3 Piscitelli, PEGS Boston, 2023; 4 Zymeworks R&D Day, 2022; 5 Kline, Eur J Immunol, 2023; 6 Urech, Oncoimmunology, 2023. Information provided in the table above is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies. Context Therapeutics Inc. - December 2024

CT-202 Nectin-4 x CD3 bispecific antibody Context Therapeut ics Inc . - December 202431

Nectin-4 Therapies Have the Potential to Reach a Large Patient Population >125,000 patients per year in the United States in Relapse/Refractory (R/R) Setting CT-202 Program 32 Context Therapeutics Inc. - December 2024 Selected Cancer indications Incidence (US Only) R/R Incidence Nectin-4 Positive Nectin-4 Med/High Patient Population Based on R/R Incidence Non-Small Cell Lung 201,229 110,653 64%1 30%1 70,818 Colon 152,810 53,010 87%1 78%1 46,119 Pancreatic 66,440 51,750 71%1 37%1 36,743 Bladder (urothelial) 83,190 20,000 83%1 60%1 16,600 Breast (TNBC) 62,054 15,500 69%1 53%1 10,695 Head and Neck 54,000 12,000 59%1 18%1 7,080 Esophageal 22,370 16,130 55%1 24%2 8,872 Gastric 26,890 12,000 71%3 60%3 8,520 Ovarian 19,900 12,800 57%4 2%4 7,296 Initial indications of interest based on: • Nectin-4 prevalence • Patient population size • Target validation via antibody-drug conjugates (ADCs) Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; Patient population derived from Nectin-4 positive population multiplied by R/R incident population. 1 Challita, Can Res, 2016; 2 Zhang, Oncol Lett, 2018; 3 Derycke, Am J Clin Pathol, 2010; 4 Kobecki, Int J Mol Sci, 2023

Nectin-4 Target Validation via ADCs TCE have an opportunity to improve upon best-in-class ADCs CT-202 Program 33 Many Nectin-4 ADCs in Development Rationale for Combining ADC with TCETCE May Address ADC Resistance Context Therapeutics Inc. - December 2024 Padcev Approved in 2021 BT8009 Phase 2/3 CRB-701 Phase 1 9MW2821 Phase 1/2 (China) LY4052031 Phase 1 LY4101174 Phase 1 1 SGEN Q3 earnings report; 2 Evaluate Pharma; 3 Powles, NEJM, 2024. Information provided is for illustrative purposes and is not indicative of future performance. Padcev® Projected to Reach ~$5B in Global Sales by 2028 Padcev global projected revenues in urothelial and bladder cancer1,2 ADCs generally require high levels of target expression ADC and TCE have non-overlapping AE and resistance MoA Selective escape of low/medium expressing cells TCE ideally suited to target low/medium expressing cells BAT8007 Phase 1 (US) ADRX-0706 Phase 1 Dose Escalation MK-6070 (DLL3 TCE) MK-6070 + Atezolizumab (PD-L1) 10/19/23 - $22B PARTNERSHIP 1/8/24 - $680M ACQUISITION MK-6070 + I-DXd (B7-H3 ADC) Trial Design 2L+ Small Cell Lung Cancer (SCLC)

CT-202: Nectin-4 x CD3 T cell Engaging (TCE) Bispecific Antibody CT-202 Program Context Therapeutics Inc. - December 202434 α-Nectin-4 Fab α-CD3 scFv IgG1 backbone Silenced Fc Novel design incorporating logic gating to spare Nectin-4 in normal tissue • Because of its expression in healthy epidermal keratinocytes, sweat glands, and hair follicles, Nectin-4 targeted treatments are associated with dermatological side effects • CT-202 uses pH dependent binding to both Nectin-4 and CD3 to minimize binding to healthy tissues and maximize binding and T cell activation within the tumor microenvironment ̶ ~30x reduction in Nectin-4 binding in healthy tissue vs. cancer tissue ̶ ~6x reduction in T cell activation in healthy tissue vs. cancer tissue Avidity optimized to mitigate CRS risk • Bivalent Nectin-4 binding to reduce T cell crosslinking in the absence of target • Steric hindrance of CD3 binding by Fc domain prevents T cell crosslinking by single CT-202 molecules Ease of manufacturing • IgG1 backbone is highly stable and enables high yield

Two-Pronged Approach to Overcoming Nectin-4 Expression in Skin CT-202 Program 35 Logic Gating Through pH Dependency + Increased Target Selectivity Through Avidity 1 Chang, PNAS, 2021 CD3 Potent T cell activationNo T cell activation High on-/off-rate when bound to Nectin-4 monomer Avidity-enhanced Nectin-4 binding T cell Tumor 30x gain of activity in acidic tumor microenvironment versus healthy cells1 Context Therapeutics Inc. - December 2024 No CT-202 Binding CT-202 Binding

CT-202 is Highly Active and Well Tolerated Across In Vivo Models CT-202 Program Context Therapeutics Inc. - December 202436 Complete Tumor Regressions CT-202 demonstrated similar efficacy in BT474 breast cancer xenograft compared to enfortumab TCE control antibodies in mice Reduced Cytokine Release CT-202 treatment resulted in significantly lower IL-6 induction compared to enfortumab TCE benchmark antibodies in NHP CT -2 02 En fo rt um ab T CE CT -2 02 En fo rt um ab T CE Control CT-202 1 mg/kg CT-202 0.5 mg/kg CT-202 0.25 mg/kg Control Enfortumab TCE 1 mg/kg Enfortumab TCE 0.5 mg/kg Enfortumab TCE 0.25 mg/kg CT-202 0.1 mg/kg CT-202 1 mg/kg CT-202 5 mg/kg Enfortumab TCE 0.1 mg/kg Enfortumab TCE 1 mg/kg Enfortumab TCE 5 mg/kg Padcev = enfortumab vedotin 30x Higher

CT-202 Program CT-202 Competitive Landscape Company Context Therapeutics Bicycle Therapeutics Rondo Therapeutics Asset CT-202 BT74802 RNDO-5643 Format 2 + 2 (pH dependent) 1 + 2 (Bicycle) 1 + 1 (Fixed light chain) Conditionally active ✘ ✘ Avidity enhanced ✘ ✘ Immune Activator CD3 CD137 / 4-1BB CD28 (detuned) Program Status Preclinical (IND filing Mid 2026) Phase 1 (completed) Preclinical (Ph 1 late 2025) Competitor TCE programs lack conditional activation, avidity enhancement, and high potency immune activator – BT7480: 2 partial responses out of 33 patients treated in a Phase 1 dose escalation trial, pursuing combination studies going forward1 – RNDO-564: detuning CD28 may limit potency in tumor cells with low or moderate Nectin-4 expression3 1 Bicycle Therapeutics R&D Day, Dec 2023; 2 Hurov, J Immunother Cancer, 2021; 3 PEGS Boston 2024. Information provided in the table above is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies. Context Therapeutics Inc. - December 202437

Corporate 38 Context Therapeut ics Inc . - December 2024

Corporate Experienced Leadership Team • Experienced management team • Clinical team has developed T cell therapies • Our management team is supported by a Board with deep oncology experience, including Harpoon, Mariana Oncology, and Convergent Focus on Execution Martin Lehr CEO and Director Alex Levit, Esq Chief Legal Officer Claudio Dansky Ullmann, MD Chief Medical Officer Karen Andreas, MS VP, Clinical Operations Context Therapeutics Inc. - December 202439 Chris Beck, MBA SVP Operations Jennifer Minai, CPA Chief Financial Officer

Key Anticipated Milestones 2025 2026 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 CTIM-76: 1st Patient CTIM-76: Initial data CT-95: 1st Patient CT-95: Initial data CT-202: IND filing 40 Context Therapeutics Inc. - December 2024 Corporate

Corporate Investment Highlights (Nasdaq: CNTX) Solid Tumors + ADC Resistance Large Unmet Need Claudin 6 + Mesothelin + Nectin-4 High-Value Targets CTIM-76 first patient 1Q 2025 CT-95 first patient 1Q 2025 CT-202 IND filing Mid 2026 Anticipated Milestones Deep oncology experience + Focus on clinical execution Strong Team Expected cash runway into 2027 Cash Runway Context Therapeutics Inc. - December 202441

Advancing T Cell Engagers for Solid Tumors © Context Therapeutics 2024

Glossary ADC Antibody drug conjugate AE Adverse event CAR-T Chimeric antigen receptor T cell therapy CD3 Cluster of differentiation 3 CLDN Claudin CRS Cytokine release syndrome Fab Fragment antigen-binding region GPI Glycosylphosphatidylinositol IHC Immunohistochemistry IND Investigational new drug IV Intravenous Mabel Minimum anticipated biologic effect level MoA Mechanism of action MSLN Mesothelin MTD Maximum tolerated dose N.D. Not disclosed Context Therapeutics Inc. - December 202443 ORR Overall response rate PFS Progression free survival RP2D Recommended Phase 2 dose TCE T cell engager TRAE Treatment-related adverse event scFv Single chain variable fragment